UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2018, the Board of Directors of Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) adopted the Broadridge Financial Solutions, Inc. 2018 Omnibus Award Plan (the “2018 Omnibus Award Plan”), subject to stockholder approval, and, on November 8, 2018, at the Company’s 2018 Annual Meeting of Stockholders, the Company’s stockholders approved the Plan. A description of the 2018 Omnibus Award Plan is set forth in the Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on September 24, 2018, under the caption “Proposal Three - Approval of the 2018 Omnibus Award Plan.” The 2018 Omnibus Award Plan is attached hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 8, 2018, Broadridge held its 2018 Annual Meeting of Stockholders. At the 2018 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of nine directors for terms of one year and until their successors are elected and qualified;

2.	The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote);

3.	The approval of the 2018 Omnibus Award Plan; and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2019.

Proposal No. 1 - To elect nine directors to hold office until the Annual Meeting of Stockholders in the year     2019 and until their respective successors are duly elected and qualified

FOR         AGAINST    ABSTAIN    Broker Non Votes

Leslie A. Brun         85,779,967    _4,342,195    _ 1,618,530     10,973,131
Pamela L. Carter     90,790,758    _ 842,471      107,463     10,973,131
Richard J. Daly     91,250,318    _ 387,283      103,091     10,973,131
Robert N. Duelks     89,739,571    _1,892,740      108,381     10,973,131
Brett A. Keller         91,148,850    _ 492,574      99,268     10,973,131
Stuart R. Levine     88,468,048    _3,172,254      100,390     10,973,131
Maura A. Markus     89,746,593    _1,888,162      105,937     10,973,131
Thomas J. Perna     90,645,303    _ 995,091      100,298     10,973,131
Alan J. Weber         88,391,359    _3,252,466      96,867     10,973,131

Proposal No. 2 - Advisory vote on the Company’s executive compensation (the Say on Pay Vote)

FOR             AGAINST        ABSTAIN        Broker Non Votes

86,958,755        _4,594,617        _ _187,320        10,973,131

Proposal No. 3 - Approval of the 2018 Omnibus Award Plan, which will replace the 2007 Omnibus Award Plan to provide that an additional 7,190,000 shares of our common stock, together with the number of shares that remain available under the 2007 Omnibus Award Plan, may be issued as equity-based compensation awards to our employees, directors and consultants

FOR             AGAINST        ABSTAIN        Broker Non Votes

83,339,107        _8,210,709        _ _190,876        10,973,131

Proposal No. 4 - To ratify the appointment of Deloitte & Touche LLP as the Company’s independent     registered public accountants for the fiscal year ending June 30, 2019

FOR        AGAINST        ABSTAIN

99,678,336        _ 2,913,958        ___121,529

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2018 Annual Meeting of Stockholders held on November 8, 2018.

In certain circumstances, results in this transcript have been presented on an adjusted basis and are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results. The reconciliations of any Non-GAAP measures included in this transcript to their most directly comparable GAAP measures were included in the Company’s press release and Earnings Webcast & Conference Call Presentation dated November 6, 2018 for the first quarter ended September 30, 2018, which were included as Exhibits 99.1 and 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission, dated November 6, 2018, and are also available under the “Investor Relations” section of the Company’s website at www.broadridge-ir.com.

The information furnished pursuant to Items 7.01 and Exhibit 99.1 filed under Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
10.1	2018 Omnibus Award Plan.
99.1	Transcript of the 2018 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2018

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President, General Counsel